UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 19, 2015 (February 18, 2015)

BLACKROCK KELSO CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00712	20-2725151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 810-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Special Meeting:

On February 18, 2015, BlackRock Kelso Capital Corporation (the “Registrant”) held a special meeting of stockholders (the “Special Meeting”) to allow stockholders to vote on the proposals set forth in the Registrant’s definitive proxy statement for the Special Meeting as filed with the Securities and Exchange Commission on December 23, 2014 (the “Special Meeting Proxy”). The proposals are described in detail in the Special Meeting Proxy. At the Special Meeting, the Registrant’s stockholders approved Proposals 1, 2(a) and 2(b) described in the Special Meeting Proxy before the Special Meeting was adjourned. As of December 22, 2014, the record date, 74,547,622 shares of common stock were eligible to vote.

Proposal 1. To approve an investment management agreement (the “New Agreement”) between the Registrant and BlackRock Advisors, LLC, an indirect, wholly-owned subsidiary of BlackRock, Inc. (the “New Advisor”), to permit the New Advisor to serve as investment adviser to the Registrant following the completion of the sale of substantially all of the business of the Registrant’s investment adviser, BlackRock Kelso Capital Advisors LLC (the “Existing Advisor”), to the New Advisor (the “Transaction”), which agreement only will take effect upon the closing of the Transaction. Proposal 1 was approved pursuant to the voting results set forth below:

For	Against	Abstain
35,174,698	1,489,576	718,888

Proposal 2(a). In the event the first Proposal is approved by stockholders and the Transaction closes, to amend the existing advisory fee structure in order to (a) reduce the base management fee and (b) change the structure of the incentive fee (collectively, the “Amendments”), which Amendments will go into effect following the second anniversary of the effective date of the New Agreement. Proposal 2(a) was approved pursuant to the voting results set forth below:

For	Against	Abstain
34,216,376	2,406,739	760,047

Proposal 2(b). In the event the first Proposal is not approved by stockholders or the Transaction otherwise does not close, to approve the application of the Amendments to the existing investment management agreement between the Registrant and the Existing Advisor (such agreement, the “Existing Agreement”), which Amendments will go into effect immediately following stockholder approval and the conclusion of the Special Meeting. Proposal 2(b) was approved pursuant to the voting results set forth below.

For	Against	Abstain
33,942,943	2,532,458	907,761

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK KELSO CAPITAL CORPORATION

Date: February 19, 2015	By:	/s/ Corinne Pankovcin
		Name:	Corinne Pankovcin

		Title:	Chief Financial Officer